UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________

                                   FORM 8-K/A


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): July 13, 2006 (June 28, 2006)

         Engineered Support Systems, Inc. Employee Stock Ownership Plan
             (Exact name of registrant as specified in its charter)


          Delaware                     001-08533              13-2632319
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)       Identification Number)

                   201 Evans Lane, St. Louis, Missouri, 63121
                    (Address of principal executive offices)

                                 (314) 553-4000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       __________________________________

Item 4.01 Changes in Registrant's Certifying Accountant

         On June 28, 2006, Engineered Support Systems, Inc. Employee Stock Ownership Plan (the "Plan") filed a Current Report on Form 8-K (the "June 8-K") announcing, among other items, the dismissal of the Plan's independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"). The June 8-K is hereby incorporated by reference. In accordance with Item 4.01 of Form 8-K and Item 304 of Regulation S-K, the Plan provided PwC with a copy of its disclosures contained in the June 8-K and requested that PwC furnish the Plan with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the statements made by the Plan in the June 8-K. On July 11, 2006, the Plan received PwC's response letter; a copy of that letter is attached hereto as Exhibit 16.1. By filing the letter as an exhibit as required by SEC regulations, the Plan is not necessarily indicating its agreement with the statements contained therein.


Item 9.01 Financial Statements and Exhibits

(d)

Exhibit
Number                Description
-------               -----------
16.1                  Letter from PricewaterhouseCoopers LLP

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ENGINEERED SUPPORT SYSTEMS, INC. EMPLOYEE
                                  STOCK OWNERSHIP PLAN

                                  By: DRS Technologies, Inc.
                                      Plan Administrator

Date: July 13, 2006               By: /s/ Richard A. Schneider
                                      Name:  Richard A. Schneider
                                      Title: Executive Vice President,
                                             Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------
16.1                    Letter from PricewaterhouseCoopers LLP to the Securities
                        and Exchange Commission dated July 11, 2006